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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 20, 2000

                           SCOTIA PACIFIC COMPANY LLC
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    333-63825
                            (Commission File Number)

                                   68-0414690
                     (I.R.S. Employer Identification Number)

                                  P.O. BOX 712
                           125 MAIN STREET, 2ND FLOOR
                               SCOTIA, CALIFORNIA
                    (Address of Principal Executive Offices)
                                      95565
                                   (Zip Code)

       Registrant's telephone number, including area code: (707) 764-2330

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ITEM 9.  REGULATION FD DISCLOSURE

      In accordance with General Instruction B.2 of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the
Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

      Attached hereto as Exhibits 99.1 and 99.2 are certificates for the periods ending October 31, 2000 and November 30, 2000, respectively, related to the registrant's $867.2 million original aggregate principal amount of 6.55% Series
B Class A-1 Timber Collateralized Notes, 7.11% Series B Class A-2 Timber
Collateralized Notes and 7.71% Series B Class A-3 Timber Collateralized Notes
due July 20, 2028 (the "Timber Notes"). These certificates have been or will be delivered by the registrant to certain holders of the Timber Notes and to other securities professionals.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SCOTIA PACIFIC COMPANY LLC
                                               (Registrant)

Date:  December 20, 2000         By:    /S/ PAUL N. SCHWARTZ
                                         Paul N. Schwartz
                                          Vice President